UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23336

Variant Alternative Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

VARIANT ALTERNATIVE INCOME FUND

Annual Report

For the Year Ended April 30, 2023

Variant Alternative Income Fund

Table of Contents
For the Year Ended April 30, 2023

Management Discussion of Fund Performance (Unaudited)	2-3
Fund Performance (Unaudited)	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6-11
Portfolio Allocation (Unaudited)	12
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Shareholders’ Equity	15-16
Statement of Cash Flows	17
Financial Highlights	18-19
Notes to Financial Statements	20-37
Fund Management (Unaudited)	38-40
Other Information (Unaudited)	41-43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Alternative Income Fund

Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Alternative Income Fund1 (the “Fund”) for the fiscal year that ended April 30, 2023.

The Fund celebrated its fifth anniversary this past October amid a relatively tumultuous macroeconomic climate. This fiscal year presented challenges that included the Federal Reserve rapidly hiking rates to combat persistent inflationary pressures, growing concerns about recessionary risk and a spate of historic bank failures. Despite these obstacles, we are happy with the performance of the Fund in this difficult environment.

Over the past fiscal year, the institutional share class for the Fund (NICHX) delivered a net total return2 of +8.51%. We believe the performance compares favorably to many income-oriented risk assets over the same period. The Fund’s performance, again, benefited from broad diversification across numerous unique underlying market segments. Investments in specialty finance and litigation finance led the way in contribution to return over the fiscal year, followed by meaningful performance contributions from investments in portfolio finance, royalties, and transportation finance. The Fund’s investment in trade finance was the sole, modest detractor. The Fund’s emphasis on private market niches with less economic sensitivity have helped yield favorable results. In the long run, the Fund’s track record has included an annualized net total return2 of 8.89% since inception3 as of April 30, 2023.

The Fund also experienced growth in assets under management (“AUM”) over the past fiscal year, expanding by $715 million to finish the fiscal year at $2,559 million. Additionally, the Fund was once again able to satisfy all quarterly redemption requests throughout the fiscal year without any proration.

Variant continues to deploy new capital into a wide array of niche investment opportunities, further diversifying the Fund’s exposures. Recent dislocations in the financial markets have widened the opportunity set for the Fund. For more information on the Fund’s activity the complete listing of the Fund’s investments can be found in the Schedule of Investments.

On behalf of everyone at Variant, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

JB Hayes, Principal    Curt Fintel, Principal    Bob Elsasser, Principal

[1]

The Variant Alternative Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated April 4, 2018 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

[2]	The net total return uses geometric returns and reflects the reinvestment of earnings.

[3]

Inception date is October 2, 2017. Between October 2017 and September 2018, the track record includes that of the Variant Alternative Income Fund LP, the predecessor private fund (the “Predecessor Fund”) that converted into the Fund. The Predecessor Fund was, in all material respects, equivalent to the interval fund. For purposes of performance reporting, the Predecessor Fund track record was adjusted to reflect the Fund’s estimated expenses and expense limitations. Specifically, it reflects a management fee of 0.95% and fund expenses capped at 0.50%.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Management Discussion of Fund Performance (Unaudited)
(continued)

Past performance is not indicative of future results.

The Variant Alternative Income Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares. A prospective investor must meet the definition of “accredited investor” under Regulation D under the Securities Act of 1933.

Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund has no public trading of its shares. The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

Foreside Fund Services, LLC, distributor.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Fund Performance
April 30, 2023 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2023	1 Year	Since Inception
Variant Alternative Income Fund (Inception Date October 1, 2018)	8.28%	9.61%
Bloomberg U.S. Aggregate Bond Index	-0.43%	1.15%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 770-7717.

Fund performance is shown net of fees.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Variant Alternative Income Fund

Report of Independent Registered Public Accounting Firm
For the Year Ended April 30, 2023

To the Shareholders and Board of Trustees of
Variant Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Variant Alternative Income Fund (the “Fund”) as of April 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ equity for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers, participating lenders, and underlying fund administrators or managers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Variant Investments, LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
June 30, 2023

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023

Investments in private investment companies — 25.8%	Shares/ Units	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Litigation Finance
EAJF ESQ FUND LP (a)(e)(f)	—	5/26/2022	$35,000,000	$37,826,354	1.5%
Equal Access Justice Fund LP (a)(e)(f)	—	3/30/2021	45,000,000	51,273,116	2.0
Series 4 - Virage Capital Partners LP (a)(e)(f)	—	9/1/2018	883,896	1,682,503	0.1
Series 6 - Virage Capital Partners LP (a)(e)(f)	—	10/31/2019	16,000,000	21,479,377	0.8
Virage Recovery Fund (Cayman) LP (a)(b)(g)(f)	3,814,489	8/6/2019	15,313,446	23,278,198	0.9
			112,197,342	135,539,548	5.3
Portfolio Finance
C L Levi Co-Invest, L.P. (a)(e)(f)	—	6/27/2022	11,853,832	13,234,469	0.5
Crestline Portfolio Financing Fund II (US), L.P. (a)(e)(f)	—	8/26/2021	1,602,932	1,888,629	0.1
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary (a)(e)(f)	—	4/25/2018	380,182	632,610	0.0
Crestline Praeter, L.P. - Zoom (a)(e)(f)	—	12/26/2019	2,826,366	3,596,083	0.1
RIVER HORSE HOLDINGS II LP (a)(e)(f)	—	1/6/2023	3,600,000	4,032,000	0.2
			20,263,312	23,383,791	0.9
Real Estate Debt
Oak Harbor Capital NPL VII, LLC (a)(e)(f)	—	3/1/2019	7,481,358	9,494,753	0.4
Setpoint Residential Fintech Fund LP (a)(e)(f)	—	2/4/2022	14,460,214	14,300,330	0.5
			21,941,572	23,795,083	0.9
Real Estate Equity
Montreux Healthcare Fund PLC (a)(f)	48,220	2/1/2018	63,438,713	76,291,935	3.0
Prime Storage Fund II (Cayman), LP (a)(e)(f)	—	11/20/2017	996,147	1,649,695	0.1
			64,434,860	77,941,630	3.1
Royalties
MEP Capital II LP (a)(e)(f)	—	11/27/2020	7,363,099	8,362,918	0.3
MEP Capital II LP - Co-investment Sound Royalties (a)(e)(f)	—	8/3/2021	2,000,000	2,489,675	0.1
MEP Capital III LP (a)(e)(f)	—	11/1/2021	19,693,881	20,341,647	0.8
MEP Capital III LP - Co-investment Culture Works (a)(e)(f)	—	11/3/2021	2,000,000	2,207,053	0.1
MEP Capital III, L.P. - NGL (a)(e)(f)	—	3/24/2022	7,750,000	8,001,938	0.3
			38,806,980	41,403,231	1.6
Secondaries
Black Forest Structured Lending Fund (a)(f)	4,028	12/30/2022	3,776,040	5,300,525	0.2
CAMPBELL OPPORTUNITY TIMBER FUND-A, L.P. (a)(e)(f)	—	11/1/2021	135,476	746,995	0.0
North Haven Offshore Infrastructure Partners A LP (a)(e)(f)	—	7/18/2019	1,566,729	1,526,882	0.1
PWP Asset Based Income ASP Fund (a)(e)(f)	—	3/29/2019	916,560	931,164	0.1
Taiga Special Opportunities LP (a)(f)	20,687,033	4/22/2022	14,465,781	18,954,866	0.7
Thor Urban Property Fund II, Inc. (a)(f)	35,695	12/30/2019	4,161,214	296,699	0.0
			25,021,800	27,757,131	1.1
Specialty Finance
ACM JEEVES CO-INVEST VEHICLE LLC (a)(e)(f)	—	11/21/2022	3,257,143	3,561,753	0.1
ATALAYA EQUIPMENT LEASING FEEDER EVERGREEN LP (a)(e)(f)	—	5/23/2022	25,375,000	25,794,382	1.0
BSRF Tax-Exempt LLC (a)(e)(f)	—	5/17/2022	20,000,000	21,554,118	0.8
CoVenture - Amzn Credit Opportunities Fund LP (a)(e)(f)	—	3/11/2021	30,573,720	30,559,502	1.2
CoVenture - No1 Credit Opportunities Fund LLC (a)(e)(f)	—	12/12/2019	1,000,000	1,011,533	0.0
CoVenture - No1 Credit Opportunities Fund LLC (A-2 Series) (a)(e)(f)	—	2/5/2021	3,000,000	3,031,841	0.1
CoVenture - No1 Credit Opportunities Fund LLC (A-3 Series) (a)(e)(f)	—	7/12/2021	7,500,000	7,570,697	0.3
CoVenture Credit Opportunities Partners Fund LP (a)(e)(f)	—	2/28/2020	20,000,000	20,236,408	0.8
DelGatto Diamond Fund QP, LP (a)(e)(f)	—	10/3/2019	18,750,000	25,221,671	1.0
OHP II LP Class B (a)(e)(f)	—	3/7/2019	1,560,368	1,463,364	0.1
OHPC LP Founders Class Interest 1.25% (a)(e)(f)	—	5/27/2021	11,206,083	11,384,119	0.5
RIVONIA ROAD FUND LP (a)(e)(f)	—	7/29/2022	10,000,000	10,650,207	0.4
Silverview Special Situations Lending Onshore Fund LP (a)(e)(f)	—	10/19/2021	6,175,287	7,352,116	0.3

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

Investments in private investment companies — 25.8%	Shares/ Units	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Specialty Finance (continued)
Sound Point Discovery Fund LLC (a)(e)(f)	—	3/31/2022	$10,000,000	$10,379,752	0.4%
SP TECHNOLOGY PAYMENTS II, LLC (a)(e)(f)	—	11/10/2022	4,480,000	4,588,099	0.2
Turning Rock Fund I LP (a)(e)(f)	—	11/29/2019	4,279,369	5,551,773	0.2
Turning Rock Fund II LP (a)(e)(f)	—	11/29/2021	14,225,096	14,742,375	0.6
Upper90 Fund III, LP (a)(e)(f)	—	7/28/2022	977,702	944,654	0.0
			192,359,768	205,598,364	8.0
Transportation Finance
Aero Capital Solutions Fund, LP (a)(e)(f)	—	1/17/2019	1,306,934	1,563,238	0.1
Aero Capital Solutions Fund II, LP (a)(e)(f)	—	9/16/2019	28,201,497	40,720,829	1.6
Aero Capital Solutions Feeder Fund III, LP (a)(e)(f)	—	9/13/2021	35,000,000	42,228,399	1.6
Hudson Transport Real Asset Fund LP (a)(e)(f)	—	8/31/2018	908,558	1,219,571	0.0
ITE Rail Fund, L.P. (a)(e)(f)	—	5/25/2022	13,455,542	13,687,223	0.5
American Rivers Fund, LLC (a)(e)(f)	—	5/2/2019	22,972,826	27,503,529	1.1
			101,845,357	126,922,789	4.9
Total investments in private investment companies			576,870,991	662,341,567	25.8

Investments in credit facilities — 54.9%		Principal
Litigation Finance
888 FUND I LLC, 14.00%, due 4/18/2025 (a)(b)(q)	4/18/2022	55,865,152	55,865,152	2.2
Experity Ventures, LLC, Blended, due 11/10/2026 (a)(b)(h)(q)	11/10/2021	18,251,893	18,251,893	0.7
Kerberos Capital Management SPV I LLC, 17.00%, due 8/16/2024 (a)(b)(q)	10/7/2019	53,836,611	53,836,611	2.1
Kerberos Capital Management SPV I LLC (Luckett), 19.00%, due 8/16/2024 (a)(b)(q)	1/29/2020	8,282,200	8,282,200	0.3
Kerberos Capital Management SPV I LLC (Pulvers), 12.00%, due 8/16/2024 (a)(b)(q)	10/7/2019	11,974,267	11,974,267	0.5
KERBEROS CAPITAL MANAGEMENT SPV V, LLC, 15.00%, due 5/17/2026 (a)(b)(q)	5/17/2022	20,477,625	20,477,625	0.8
Legal Capital Products, LLC, 13.00%, due 10/07/2026 (a)(b)	10/7/2021	21,591,831	21,591,831	0.8
SCPFL I, LLC, 10.00%, due 12/16/2026 (a)(b)(q)	4/21/2023	56,985,308	56,985,308	2.2
STENO AGENCY FUNDING I, LLC, 1 Month Term SOFR (3.00% Floor) + 11.00%, due 10/28/2024 (a)(b)(c)(o)	11/12/2021	3,647,165	3,647,165	0.2
Stifel Syndicated Credit LLC, 20.00%, due 6/15/2026 (a)(b)	8/15/2022	4,000,000	4,000,000	0.2
		254,912,052	254,912,052	10.0
Portfolio Finance
BA Tech Master, LP, 19.50%, due 10/3/2023 (a)(b)(q)	10/2/2018	1,792,299	1,792,299	0.1
Cirrix Finance, LLC, 15.00% (a)(b)(k)(q)	11/4/2021	22,365,416	22,365,416	0.9
Delgatto Diamond Finance Fund, L.P., 10.50%, due 3/28/2025 (a)(b)	5/28/2021	67,340,000	67,340,000	2.6
Fairway America Fund (VII and VIIQP) LP, 30 Day Avg. SOFR (2.00% Floor and 4.00% Ceiling) + 6.00%, due 7/1/2023 (a)(b)(c)	8/7/2020	7,500,000	7,500,000	0.3
Stage Point Capital, LLC, 30 Day Avg. SOFR (2.00% Floor and a 4.00% Ceiling) + 6.00%, due 5/31/2023 (a)(b)(c)	9/5/2019	13,500,000	13,500,000	0.5
Viscogliosi Brothers, LLC, 30 Day Avg. SOFR (1.00% Floor) + 14.00%, due 10/31/2023 (a)(b)(c)(q)	10/27/2021	6,322,885	6,322,885	0.2
		118,820,600	118,820,600	4.6
Real Estate Debt
Arctic Fox Joint Stock Company, 12.81%, due 6/22/2023 (a)(b)(p)	11/24/2021	720,000	720,000	0.0
CDMX II Fund, LLC, 13.00%, due 11/30/2027 (a)(b)	12/1/2022	11,817,815	11,817,815	0.4
Drummond Ross Limited, 10.00%, due 1/31/2024 (a)(b)(q)	1/7/2022	4,999,462	4,906,015	0.2
Tailor Ridge REIT, LLC, 30 Day Avg. SOFR (2.00% Floor and a 4.00% Ceiling) + 6.00%, due 7/31/2023 (a)(b)(c)	8/18/2021	2,945,000	2,945,000	0.1
TruNorth Star RTL Co-Invest, LLC, 13.00%, due 2/27/2026 (a)(b)(q)	2/27/2023	12,000,000	12,000,000	0.5
		32,482,277	32,388,830	1.2

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

Investments in credit facilities — 54.9%	First Acquisition Date	Principal	Fair Value	Percent of Net Assets
Royalties
ARC LPW I, LLC, 13.00%, due 10/31/2025 (a)(b)	9/26/2019	$53,461,883	$48,672,633	1.9%
BEATFUND II, LLC, 30 Day Avg. SOFR (1.00% Floor) + 10.00%, due 11/25/2025 (a)(b)(c)	11/25/2022	15,188,647	15,188,647	0.6
CASCADE ENERGY GROUP, LLC, 30 Day Avg. SOFR (1.00% Floor and 4.00% Ceiling) + 10.75%, due 7/20/2025 (a)(b)(c)	7/20/2022	13,202,074	13,202,074	0.5
Marine Street, L.P. blended (a)(b)(i)(l)(q)	3/22/2022	73,889,464	73,889,464	2.9
		155,742,068	150,952,818	5.9
Specialty Finance
5 Core Capital LLC, 30 Day Avg. SOFR (1.00% Floor) + 9.75%, due 4/25/2026 (a)(b)(c)	10/28/2020	14,632,150	14,632,150	0.6
ACMV Factor Finance SPV LLC, 12.00%, due 11/30/2023 (a)(b)	11/24/2021	27,223,673	27,223,673	1.1
ADVANTECH SERVICIOS FINANCIEROS, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE, 30 Day Avg. SOFR (1.00% Floor and a 3.50% Ceiling) + 8.00%, due 8/13/2026 (a)(b)(c)	11/5/2020	20,950,000	20,950,000	0.8
Aion Acquisition, LLC (a)(b)(k)	3/31/2021	1,217,193	267,676	0.0
Aion Acquisition, LLC (a)(b)(k)	3/31/2021	538,513	141,079	0.0
App Academy Financial, LLC, 12.00%, due 2/23/2024 (a)(b)	3/23/2021	1,473,447	1,473,447	0.1
Art Lending, Inc. (Dart Milano S.R.L 1), 9.50%, (a)(b)(k)(o)	4/14/2021	12,154,496	11,790,358	0.5
Art Lending, Inc. (Dart Milano S.R.L 2), 8.68%, (a)(b)(k)(o)	12/17/2021	13,748,021	13,246,060	0.5
Art Lending, Inc. (Procacini S.L. - 1), 10.00% (a)(b)(k)(o)	8/26/2020	1,967,917	1,967,917	0.1
Art Lending, Inc. (Procacini S.L. - 2), 9.50% (a)(b)(k)(o)	4/14/2021	4,047,827	4,047,827	0.2
Art Money International, Co., 8.00%, due 12/9/2023 (a)(b)	12/9/2019	435,000	435,000	0.0
Art Money International, Co., 30 Day Avg. SOFR (2.00% Floor) + 10.00%, due 7/1/2023 (a)(b)(c)	6/12/2018	5,500,000	5,500,000	0.2
AVISTA COLOMBIA S.A.S, 14.00%, due 9/28/2025 (a)(b)	3/29/2021	7,200,000	7,200,000	0.3
Bandon VAIF, LLC, 12.00% (a)(b)(k)	2/10/2020	4,626,533	2,224,088	0.1
Bandon VAIF, LLC, 15.00%, due 1/24/2024 (a)(b)	2/15/2022	76,000	76,000	0.0
BPIIHR HOLDCO, LLC, 12.00%, due 10/28/2026 (a)(b)(q)	11/1/2021	3,093,717	3,093,717	0.1
BUNDLED UP LLC, 30 Day Avg. SOFR (1.00% Floor) + 10.50%, due 10/1/2025 (a)(b)(c)	11/18/2022	33,884,959	33,884,959	1.3
CF Holdings II, LLC, CME 3 month SOFR (4.00% Ceiling) + 11.00%, due 12/9/2024 (a)(b)(c)(o)	12/28/2021	4,497,632	4,497,632	0.2
CIBANCO, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, 14.55%, due 3/27/2027 (a)(b)(q)	4/5/2023	936,337	936,337	0.0
Coromandel SPV LLC, 10.00%, due 7/1/2024 (a)(b)	1/13/2020	98,842,977	98,842,977	3.9
ECG BOREAL FUNDING, LLC, blended due 8/29/2024 (a)(b)(c)(n)(o)	12/28/2021	8,153,846	8,153,846	0.3
Envest (Canada) Holdings Corp., 12.00%, due 11/30/2024 (a)(b)	11/30/2022	19,048,000	19,048,000	0.7
EQUITY LINK, S.A.P.I. DE C.V., SOFOM E.N.R., 30 Day Avg. SOFR (2.00% Floor) + 9.50%, due 7/28/2024 (a)(b)(c)	4/29/2021	10,530,000	10,530,000	0.4
F88 Business JSC 11.00%, due 12/13/2023 (a)(b)(o)	1/13/2023	6,750,000	6,750,000	0.3
FilmRise Acquisitions LLC, 13.50%, due 9/17/2025 (a)(b)	9/14/2022	6,818,523	6,818,523	0.3
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust, 11.25%, due 4/15/2024 (a)(b)(q)	4/14/2021	7,652,000	6,687,683	0.3
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust, 11.25%, due 1/18/2024 (a)(b)(q)	1/20/2021	10,000,000	8,625,377	0.3
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust, 12.00%, due 11/9/2023 (a)(b)(q)	11/6/2020	30,000,000	27,530,364	1.1
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust - B Class, 12.50%, due 9/8/2023 (a)(b)(q)	9/7/2021	10,000,000	8,924,395	0.3
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust - C Class, 12.00%, due 3/22/2024 (a)(b)(q)	3/21/2022	5,000,000	4,457,375	0.2
Grupo Olinx, S.A.P.I. de C.V., SOFOM, E.N.R., 11.00%, due 8/12/2025 (a)(b)	8/12/2021	9,500,000	9,500,000	0.4
KSPV 2, LLC, CME 3 month SOFR (2.50% Ceiling) + 12.50%, due 7/15/2024 (a)(b)(c)(o)	12/28/2021	6,000,000	6,000,000	0.2
KY LAN ASSET FINANCE 1, 9.50%, due 1/26/2024 (a)(b)	1/26/2022	12,078,947	12,078,947	0.5
LAMBDA SCHOOL III SPV LLC, 12.00%, due 9/28/2023 (a)(b)	6/18/2021	2,820,486	2,820,486	0.1

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

Investments in credit facilities — 54.9%	First Acquisition Date	Principal	Fair Value	Percent of Net Assets
Specialty Finance(continued)
LCA Crackpital, S.A.P.I. de C.V. SOFOM, E.N.R., 15.25%, (a)(b)(k)	4/21/2021	$1,240,586	$1,240,586	0.0%
Lima Impact Fund Pte. Ltd, 11.00%, due 5/4/2023(a)(b)(o)	11/15/2022	4,000,000	4,000,000	0.2
Payjoy Inc., 14.50%, due 11/25/2024 (a)(b)(o)	1/13/2021	5,000,000	5,000,000	0.2
Pier Asset Management LLC (Series 6), SONIA (1.00% Floor) + 13.50%, due 2/10/2024 (a)(b)(c)(o)	2/9/2022	32,267,303	32,267,303	1.2
Pier Asset Management LLC (Series 9), 1 Month Term SOFR (1.00% Floor and 5.00% Ceiling) + 14.00%, due 6/22/2024 (a)(b)(c)(o)	12/23/2022	7,113,000	7,113,000	0.3
PT AWAN TUNAI INDONESIA, 5.00%, due 4/1/2024 (a)(b)	9/9/2020	22,500,200	22,500,200	0.9
RAINFOREST LIFE PTE. LTD., blended, due 8/20/2024 (a)(b)(m)	8/20/2021	15,235,368	15,235,368	0.6
RKB Bridge Solutions, LLC, 7.00%, due 5/31/2023 (a)(b)(p)	12/13/2019	439,000	439,000	0.0
RKB BRIDGE SOLUTIONS, LLC, 30 Day Avg. SOFR (1.00% Floor and a 3.00% Ceiling) + 6.75%, due 3/31/2025 (a)(b)(c)	4/21/2022	2,191,500	2,191,500	0.1
Salaryo Capital II LLC, 11.00% (a)(b)(k)	1/30/2020	8,500,000	8,500,000	0.3
SEIA Purchasing LLC, 13.00%, due 10/12/2024 (a)(b)	10/12/2022	33,213,248	33,213,248	1.3
SPV. Collections LLC, Prime (4.90% Floor) + 7.75%, due 11/10/2023 (a)(b)(c)	10/31/2022	22,098,365	22,098,365	0.8
SQUARE KILOMETER CAPITAL SPV LLC, 30 Day Avg. SOFR + 11.00%, due 11/8/2024 (a)(b)(c)	11/9/2022	7,347,529	7,347,529	0.3
SSC SPV No.1 LLC, 9.00%, due 1/24/2025 (a)(b)	8/9/2019	67,847,487	67,847,487	2.5
SSL DB WEST LLC, 30 Day Avg. SOFR (2.00% Floor) + 10.00%, due 4/7/2026 (a)(b)(c)	4/14/2023	12,336,087	12,336,087	0.5
Star Strong Funding LLC, 8.00%, due 12/31/2023 (a)(b)(q)	2/4/2022	753,211	753,211	0.0
STAT CAPITAL SPV LLC, 30 Day Avg. SOFR (1.00% Floor) + 9.75%, due 4/25/2026 (a)(b)(c)	4/29/2022	12,000,000	12,000,000	0.5
STEEL RIVER SYSTEMS LLC, due 12/22/2024 (a)(b)(j)	12/22/2022	2,258,370	2,258,370	0.1
STRIDE ALTERNATIVE EDUCATION FUND 1, 14.00%, due 6/10/2029 (a)(b)	6/13/2022	6,818,000	6,818,000	0.3
TCM Produce LLC, 14.00%, due 6/30/2023 (a)(b)(o)	5/19/2021	10,295,000	10,295,000	0.4
Terra Payment Services (Mauritius), 10.75%, due 12/26/2024 (a)(b)(o)	1/10/2022	5,000,000	5,000,000	0.2
Vantage Borrower SPV I LLC, 12.00%, due 4/30/2024 (a)(b)	9/11/2020	3,000,000	3,000,000	0.1
Wallace Management Co. LLC, 30 Day Avg. SOFR (1.00% Floor) + 13.00%, due 9/6/2023 (a)(b)(c)	9/8/2022	7,222,222	7,222,222	0.3
Watu Holdings Ltd, 13.00%, due 5/7/2025 (a)(b)(o)	4/11/2022	10,000,000	10,000,000	0.4
Zanifu Limited, 30 Day Avg. SOFR (2.00% Floor) + 13.00%, due 4/17/2026(a)(b)(c)	4/18/2023	170,854	170,854	0.0
		700,245,524	689,203,223	26.9
Trade Finance
DRIP CAPITAL SPV VASCO LLC - Series 2022-X, 8.00%, due 6/15/2023 (a)(b)	12/14/2022	300,000	300,000	0.0
DRIP CAPITAL SPV VASCO LLC - Series 2023-E, 8.00%, due 9/1/2023 (a)(b)	1/31/2023	625,000	625,000	0.0
DRIP CAPITAL SPV VASCO LLC - Series 2023-L, 8.00%, due 8/3/2023 (a)(b)	3/31/2023	550,000	550,000	0.0
MEDTRADE CAPITAL, LLC, due 7/31/2025(a)(b)(j)(q)	4/30/2022	128,238,152	122,559,223	4.6
Octagon Asset Management, LLC - (Deal: Tru Grit 7) (a)(b)(j)(k)(q)	3/9/2021	21,705,421	21,705,422	0.9
		151,418,573	145,739,645	5.5
Transportation Finance
Inclusion South Africa Proprietary Limited, 1 Month Term SOFR (1.00% Floor) + 12.50%, due 09/23/2025 (a)(b)(c)(o)	9/27/2022	16,139,800	16,139,800	0.7

Warehouse Facilities
edly WH Investors 2019-1, LLC, 12.00%, due 12/7/2023 (a)(b)	10/9/2019	956,933	956,933	0.0
Homelight Homes Real Estate, LLC, 13.50%, due 8/31/2024 (a)(b)	10/8/2020	2,266,205	2,266,205	0.1
		3,223,138	3,223,138	0.1
Total investments in credit facilities		1,432,984,032	1,411,380,106	54.9

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

Investments in special purpose vehicles — 9.0%	Shares/ Units	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Litigation Finance
YS CF LawFF VII LLC (a)(b)(e)(f)	—	4/5/2018	$241,115	$351,197	0.0%
Real Estate Debt
CDMX DEBT FUND, LLC (a)(b)(e)	—	4/25/2022	14,069,482	15,852,881	0.6
Monticello Funding, LLC Series BTH 48 (a)(e)(f)	—	7/23/2021	2,250,000	2,281,297	0.1
Monticello Funding, LLC Series BTH 49 (a)(e)(f)	—	8/16/2021	828,948	867,511	0.0
Monticello Funding, LLC Series BTH 54 (a)(e)(f)	—	12/17/2021	1,990,161	2,084,752	0.1
Monticello Funding, LLC Series BTH 55 (a)(e)(f)	—	12/17/2021	2,500,000	2,589,354	0.1
Monticello Funding, LLC Series BTH 56 (a)(e)(f)	—	12/17/2021	7,155,449	7,222,930	0.3
Monticello Structured Products, LLC Series SH—52 (a)(e)(f)	—	3/30/2022	1,500,000	1,578,319	0.1
Monticello Structured Products, LLC Series SH—62 (a)(e)(f)	—	5/6/2022	800,000	837,367	0.0
			31,094,040	33,314,411	1.3
Real Estate Equity
PHX Industrial Portfolio AMP SPV, LLC (a)(e)(f)	—	12/20/2021	8,493,394	10,901,720	0.5
CX LIVELY INDIGO RUN DEPOSITOR, LLC (a)(b)(e)	—	5/9/2022	8,809,440	8,809,440	0.3
CX Midwest Industrial Logistics Depositor, LLC (a)(b)(e)	—	6/24/2022	10,000,000	10,000,000	0.4
CX Mode at Hyattsville Depositor, LLC (a)(b)(e)	—	10/18/2022	12,990,000	12,990,000	0.5
CX Owings Mills Multifamily Depositor, LLC (a)(b)(e)	—	7/12/2022	9,975,000	9,975,000	0.4
CX Residences at Congressional Village Depositor, LLC (a)(b)(e)	—	6/27/2022	10,000,000	10,000,000	0.4
CX Station at Clift Farm Depositor, LLC (a)(b)(e)	—	12/27/2021	11,269,000	11,269,000	0.4
			71,536,834	73,945,160	2.9
Royalties
Round Hill Music Carlin Coinvest, LP (a)(d)(e)(f)	—	10/1/2017	929,104	1,243,100	0.1
Specialty Finance
Cirrix Investments, LLC (a)(e)(f)	—	1/27/2022	5,000,000	5,993,401	0.2
CoVenture - Clearbanc Special Assets Fund LP (a)(e)(f)	—	3/12/2019	598,509	607,627	0
Lendable SPC (a)(e)(f)	—	7/31/2020	102,900,000	98,333,364	3.9
PSC US BADGER LLC (a)(e)(f)	—	10/20/2021	15,493,998	15,916,880	0.6
			123,992,507	120,851,272	4.7
Transportation Finance
YS Vessel Deconstruction I (a)(b)(e)	—	6/26/2018	500,000	200,000	0.0
Total investments in special purpose vehicles			228,293,600	229,905,140	9.0

Investments in direct equities — 0.3%
Specialty Finance
Aion Financial - Series 1 Preferred Stock (a)(b)	219,220	3/31/2021	22	34,913	0.0
Art Money International, Co. - Convertible Shares, (a)(b)	—	11/5/2021	0	59,661	0.0
Coromandel SPV LLC - Warrants, (a)(b)	—	9/8/2021	0	195,255	0.0
INTERNEX CAPITAL LLC Preferred A Shares (a)(b)	359,701	4/1/2022	1,250,000	1,250,000	0.1
Preteur Inc. Common Shares (a)(b)	400,000	3/28/2023	0	2,165,666	0.1
STAR STRONG FUNDING LLC Ownership Interest (a)(b)	—	4/27/2022	348,000	1,851,219	0.1
			1,598,022	5,556,714	0.3
Transportation Finance
Inclusion South Africa Proprietary Limited (a)(b)(s)	—	9/27/2022	0	57,574	0.0
Total investments in direct equities			1,598,022	5,614,288	0.3

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

Investments in warrants — 0.1%	Shares	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Litigation Finance
Kerberos Capital Management SPV V, LLC (a)(b)(t)	—	5/17/2022	$—	$2,845,599	0.1
Specialty Finance
RAINFOREST LIFE PTE. LTD. (a)(b)(u)	—	8/20/2021	—	106,200	—
Vantage Borrower SPV I LLC, (a)(b)(v)	29,206	1/27/2021	—	525,915	—
				632,115
Total investments in warrants			—	3,477,714	0.1

Investments in money market instruments — 7.5%
GS Financial Square Government Fund, Institutional Shares, 4.76% (a)(r)	192,807,584	$192,807,584	$192,807,584	7.5
Total investments in money market instruments		192,807,584	192,807,584	7.5

Total Investments (cost $2,432,554,229)			$2,505,526,399	97.6
Other assets less liabilities			55,692,977	2.4
Net Assets			$2,561,219,376	100.0

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2023 (continued)

FUTURES CONTRACTS	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at April 30, 2023	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Australian Dollar	Jun 2023	(899)	$(59,691,984)	$(59,590,215)	$101,769
CME British Pound	Jun 2023	(120)	(8,963,729)	(9,434,250)	(470,521)
CME Euro Dollar	Jun 2023	(32)	(4,255,677)	(4,419,400)	(163,723)
CME Mexican Peso	Jun 2023	(570)	(15,517,994)	(15,689,250)	(171,256)
TOTAL FUTURES CONTRACTS			$(88,429,384)	$(89,133,115)	$(703,731)

(a)	Security serves as collateral for the Fund’s revolving credit facility, when in use during the year. See Note 11.

(b)	Value was determined using significant unobservable inputs.

(c)	Variable rate security.

(d)	100% of this special purpose vehicle is invested in one music catalog.

(e)	Private investment company or special purpose vehicle does not issue shares or units.

(f)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 13 for respective investment strategies, unfunded commitments and redemptive restrictions.

(g)	Private investment company is part of the MSPR SPAC. The Fund’s valuation is made up of its share of the SPAC plus a preferred return.

(h)	Security has a blended interest rate of 13.00% fixed for draws up to $15MM and 30 Day Avg. SOFR + 13.00% for draws above $15MM.

(i)	Security has a blended interest rate of 8.50% and 9.00% based on underlying collateral.

(j)	The security is structured as profit sharing agreement subject to a preferred return.

(k)	Security is in wind down with no specific maturity date.

(l)	Variable maturity dates maturing through 4/30/2024.

(m)	Security has a blended interest rate of 14.00% for draws up to $13,000,500 and 12.70% for draws above $13,000,500.

(n)	Security has a blended interest rate of CME 3 month SOFR + 10.00% for 85% advance rates and CME 3 month SOFR + 13.00% for 90% advance rates.

(o)	This investment was made through a participation. Please see Note 2 for a description of loan participations.

(p)	The security paid off in full subsequent to fiscal year end 4/30/2023.

(q)

The security receives paid in kind interest. This indicates that interest accrued within a period may be capitalized into the principal balance of the security or interest is collected periodically with no specific terms.

(r)	Rate listed is the 7-day effective yield at 4/30/2023.

(s)	This investment is a grant. The grant can be exercised at 200 EUR when an equity investment is made by the participation through Rivonia Road Capital, LLC.

(t)	This warrant’s expiration date is on the tenth anniversary of its date of issue (5/17/2022). The exercise price is $0.01.

(u)	This warrant’s expiration date is on the tenth anniversary of its effective date (7/13/2021). The exercise price is $0.01.

(v)	This warrant’s expiration date is on the tenth anniversary of its initial vest date (5/1/2020). The exercise price is $0.01.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Portfolio Allocation (Unaudited)
April 30, 2023

Investment Type as a percentage of Total Net Assets as follows

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	54.9%
Private Investment Companies	25.8%
Special Purpose Vehicles	9.0%
Short-Term Investments	7.5%
Direct Equities	0.3%
Warrants	0.1%
Total Investments	97.6%
Other assets less liabilities	2.4%
Total Net Assets	100.0%

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Assets and Liabilities
April 30, 2023

Assets
Investments in securities, at fair value (cost $2,432,554,229)	$2,505,526,399
Unrealized appreciation on open futures contract	101,769
Cash	173,781
Cash deposited with broker for futures contracts	10,058,415
Receivable for Fund shares sold	1,234,772
Receivable for investments sold	451,435
Interest receivable	11,752,166
Interest receivable on securities paid in kind	34,698,934
Prepaid expenses	871,958
Total Assets	2,564,869,629

Liabilities
Foreign currency due to broker, at value (proceeds $590)	545
Unrealized depreciation on open futures contracts	805,500
Due to Investment Manager	1,992,107
Audit fees payable	252,000
Legal fees payable	50,001
Accounting and administration fees payable	300,637
SEC fees payable	77,000
Custody fees payable	35,328
Other liabilities	137,135
Total Liabilities	3,650,253

Net Assets	$2,561,219,376

Components of Net Assets:
Paid-in Capital (par value of $0.01 with an unlimited amount of shares authorized)	$2,399,521,891
Total distributable earnings	161,697,485
Net Assets	$2,561,219,376

Institutional Class Shares:
Net assets applicable to shares outstanding	$2,561,219,376
Shares of beneficial interest issued and outstanding	88,517,680
Net asset value per share	$28.93

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Operations
For the Year Ended April 30, 2023

Investment Income
Interest (net of withholding taxes, $69,532)	$115,106,181
Interest from securities paid in kind	45,304,419
Distributions from private investment funds and special purpose vehicles	38,254,467
Total Investment Income	198,665,067

Expenses
Investment management fees	21,268,106
Accounting and administration fees	1,610,837
Legal fees	707,482
Audit and tax compliance fees	327,095
Transfer Agent fees	406,969
Blue sky fees	112,780
Custody fees	104,175
Trustee fees	95,192
Insurance fees	52,853
Chief Compliance Officer fees	59,240
Other expenses	372,279
Total expenses before revolving credit facility fees and interest expense	25,117,008

Revolving credit facility fees	142,476
Interest expense	2,094,782

Total Expenses	27,354,266

Net Investment Income	171,310,801

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments in unaffiliated securities	(1,083,616)
Futures contracts	3,132,681
Foreign currency transactions	(15,253)
Capital gain distributions from private investment companies	27,968
Net realized gain	2,061,780
Net change in unrealized appreciation (depreciation) on:
Investments in issuers	7,964,347
Foreign currency translations	30,767
Futures contracts	(3,477,522)
Net change in unrealized appreciation (depreciation)	(3,477,522)
Net realized and unrealized gain (loss)	6,579,372

Net Increase in Net Assets resulting from Operations	$177,890,173

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statements of Changes in Shareholders’ Equity

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Increase (decrease) in Net Assets from:
Operations:
Net investment income	$171,310,801	$86,937,033
Net realized gain (loss)	2,061,780	3,236,220
Net change in unrealized appreciation (depreciation)	4,517,592	46,983,572
Net increase in net assets resulting from operations	177,890,173	137,156,825

Distributions to Shareholders:
Distributions:
Institutional Class	(117,696,281)	(67,629,289)
Investor Class	—	(39,311)
From return of capital:
Institutional Class	(15,410,214)	(11,493,656)
Investor Class	—	(6,681)
Total distributions to shareholders	(133,106,495)	(79,168,937)

Capital Share Transactions:
Institutional Class Shares
Net proceeds from shares sold	904,881,803	1,013,005,180
Exchange from Investor Class	—	4,086,999
Reinvestment of distributions	31,500,940	16,594,573
Cost of shares repurchased	(277,213,241)	(80,846,791)
Net increase (decrease) in net assets from Institutional Class Shares capital transactions	659,169,502	952,839,961

Investor Class Shares [1]
Net proceeds from shares sold	—	1,582,939
Exchange to Institutional Class	—	(4,086,999)
Reinvestment of distributions	—	5,367
Cost of shares repurchased:	—	(291,152)
Net increase (decrease) in net assets from Investor Class Shares capital transactions	—	(2,789,845)

Net increase in net assets resulting from capital transactions	659,169,502	950,050,116

Total increase in net assets	703,953,180	1,008,038,004

Net Assets:
Beginning of year	1,857,266,196	849,228,192
End of year	$2,561,219,376	$1,857,266,196

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statements of Changes in Shareholders’ Equity
(Continued)

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Share Transactions:
Institutional Class Shares
Issued	31,576,941	36,317,834
Exchange from Investor Class	—	145,429
Reinvested	1,105,906	596,368
Repurchased	(9,613,260)	(2,863,603)
Change in Institutional Class Shares	23,069,587	34,196,028
Investor Class Shares [1]
Issued	—	57,269
Exchange to Institutional Class	—	(145,429)
Reinvested	—	196
Repurchased	—	(155,974)
Change in Investor Class Shares	—	(243,938)

[1]	On September 17, 2021, Investor Class Shares were converted into Institutional Class Shares, and Investor Class Shares as a class of Shares of the Fund was terminated.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Cash Flows
For the Year Ended April 30, 2023

Cash flows from operating activities:
Net increase in net assets resulting from operations	$177,652,050
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized (gain) loss on:
Investments	1,083,616
Futures contracts	(3,132,681)
Capital gain distributions from private investment companies	(27,968)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,964,347)
Futures contracts	3,477,522
Purchases of long-term investments	(1,218,257,716)
Proceeds from long-term investments sold	542,541,777
Purchase of short-term investments, net	(64,057,486)
Interest from securities paid in kind	45,304,419
Changes in operating assets and liabilities:
Interest receivable	6,495,572
Interest receivable from securities paid in kind	(34,698,934)
Investments sold	5,758,590
Contributions paid in advance	14,418,631
Prepaid expenses	(234,058)
Due to Investment Manager	598,691
Audit fees payable	75,095
Legal fees payable	50,001
Accounting and administration fees payable	190,719
SEC fees payable	22,529
Custody fees payable	22,996
Interest received not yet earned	(1,251,040)
Other liabilities	110,382
Net cash used in operating activities	(531,821,640)

Cash flows from financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	912,412,527
Payments for shares repurchased	(277,213,241)
Distributions to shareholders, net of reinvestments	(101,605,555)
Proceeds from revolving credit facility	(40,000,000)
Repayments on revolving credit facility	40,000,000
Net cash provided by financing activities	533,593,731

Net Increase in Cash and Restricted Cash	1,772,091

Cash and Restricted Cash:
Beginning of period	8,460,105
End of period (a)	$10,232,196

(a)	Cash and restricted cash include cash and cash deposited with broker for futures, as outlined further on the Statement of Assets and Liabilities.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $31,500,940, and paid in kind income of $45,304,419.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Financial Highlights
Institutional Class

Per share operating performance. For a capital share outstanding throughout each year/period.
	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019 [1]
Net asset value, beginning of year/period	$28.38	$26.96	$26.32	$25.79	$25.00
Income from Investment Operations:
Net investment income[2]	2.22	1.89	1.66	1.33	0.97
Net realized and unrealized gain (loss)	0.06	1.21	0.59	0.79	0.69
Total from investment operations	2.28	3.10	2.25	2.12	1.66

Less Distributions:
From net investment income	(1.53)	(1.43)	(0.99)	(1.59)	(0.87)
From return of capital	(0.20)	(0.25)	(0.62)	–	–
From net realized gains	–	–	–	–	–
Total distributions	(1.73)	(1.68)	(1.61)	(1.59)	(0.87)

Net asset value, end of year/period	$28.93	$28.38	$26.96	$26.32	$25.79

Total return [3]	8.28%	11.79%	8.81%	8.38%	6.29%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,561,219	$1,857,266	$846,571	$378,040	$62,603

Ratio of expenses to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.24%	1.14%	1.21%	1.53%	3.05%[5]
After fees waived/recovered [6]	1.24%	1.14%	1.28%	1.50%	1.60%[5]
Ratio of expenses to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.14%	1.12%	1.20%	1.48%	2.90%[5]
After fees waived/recovered [6]	1.14%	1.12%	1.27%	1.45%	1.45%[5]

Ratio of net investment income to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	7.75%	6.75%	6.28%	4.96%	5.13%[5]
After fees waived/recovered [6]	7.75%	6.75%	6.21%	4.99%	6.58%[5]
Ratio of net investment income to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	7.85%	6.77%	6.29%	5.01%	5.28%[5]
After fees waived/recovered [6]	7.85%	6.77%	6.22%	5.04%	6.73%[5]

Portfolio turnover rate	27%	42%	52%	21%	21%[4]

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Financial Highlights
Institutional Class (continued)

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019 [1]
Senior Securities
Total borrowings (000’s omitted)	$—	$—	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtness [7]	—	—	—	—	—

[1]	For the period October 1, 2018 (commencement of operations) to April 30, 2019. See Note 12 “Reorganization Information” in the Notes to the Financial Statements.
[2]	Based on average shares outstanding for the period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	The expenses and net investment loss ratios include income or expenses of the private investment companies and special purpose vehicles valued at practical expedient in which the Fund invests.
[7]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023

1. Organization

The Variant Alternative Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and reorganized as a Delaware statutory trust at the close of business on September 28, 2018. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund commenced operations on October 1, 2018 with Institutional Class Shares. Investor Class Shares were offered at a later date and commenced operations on October 31, 2018. The Board of Trustees (“Board”) of the Fund approved the closure of the Fund’s Investor Class Shares effective August 27, 2021. On September 17, 2021, all of the Fund’s Investor Class Shares were converted into Institutional Class Shares and Investor Class Shares as a class of Shares of the Fund were terminated.

The Fund’s investment objective is to seek to provide a high level of current income by investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in alternative income generating investments. The Fund may allocate its assets through direct investments, and investments in a wide range of investment vehicles.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned values each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

2. Accounting Policies (continued)

SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as the Fund’s valuation designee (in this capacity, the “Valuation Designee”) to perform fair value determinations.

The Fund values its investments at fair value. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”).The Board has delegated the day to day responsibility for fair value determinations in accordance with the Valuation Procedures and pricing to the Investment Manager (“Valuation Designee”), subject to oversight by the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the- counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Committee may have limited ability to assess the accuracy of these valuations.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

2. Accounting Policies (continued)

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Committee of any information or factors deemed appropriate. The Valuation Committee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

Written Options

The Fund may write call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these contracts are major U.S. financial institutions. As of April 30, 2023, the Fund had twenty-six outstanding forward currency contracts sold short. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

2. Accounting Policies (continued)

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2020, 2021 and 2022 returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2023.

3. Principal Risks

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk and profit potential. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

3. Principal Risks (continued)

securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Repurchase Offers

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

Recent Market and Economic Developments

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Russia/Ukraine Risk

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

4. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During fiscal year ended April 30, 2023, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient, while others are categorized in Level 3 of the fair value hierarchy.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

4. Fair Value of Investments (continued)

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of April 30, 2023. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares instruments. The Fund has determined to value its investments in direct equities through a discounted cash flow or market approach method as of April 30, 2023. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Investments in Warrants

As a part of the credit facilities, the Fund receives exercisable warrants in the private investments or operating companies of the borrower. The Fund has determined to value its investments in warrants through a market approach as of April 30, 2023. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of April 30, 2023. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments
Private Investment Companies	$—	$—	$—	$662,341,567	$662,341,567
Credit Facilities	—	—	1,411,380,106	—	1,411,380,106
Special Purpose Vehicles	—	—	79,096,320	150,808,820	229,905,140
Direct Equities	—	—	5,614,288	—	5,614,288
Warrants	—	—	3,477,714	—	3,477,714
Short-Term Investments	192,807,584	—	—	—	192,807,584
Total Investments	$192,807,584	$—	$1,499,568,428	$813,150,387	$2,505,526,399

Other Financial Instruments[1]
Futures Contracts	(703,731)	—	—	—	(703,731)
Total Assets	$192,103,853	$—	$1,499,568,428	$813,150,387	$2,504,822,668

[1]

Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

4. Fair Value of Investments (continued)

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the fiscal year ended April 30, 2023:

	Private Companies	Credit Facilities	Special Purpose Vehicles	Direct Equities	Warrants
April 30, 2022	$35,587,842	$933,343,913	$66,579,260	$4,678,276	$—
Realized gains (losses)	—	—	—	229,728	—
Unrealized gains (losses)	(11,771,333)	(15,721,307)	(726,610)	2,098,187	2,085,811
Transfer into level 3	—	—	28,540,178	—	—
Transfer out of level 3	(23,816,509)	—	(241,115)	—	—
Recategorized	—	—	—	(1,391,903)	1,391,903
Purchases	—	911,489,888	55,674,174	—	—
Sales	—	(417,732,388)	(70,729,567)	—	—
April 30, 2023	$—	$1,411,380,106	$79,096,320	$5,614,288	$3,477,714
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2023	—	(15,655,315)	1,783,399	2,766,209	2,933,301

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

4. Fair Value of Investments (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2023.

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average (1)	Impact on Valuation from an increase in input
Credit Facilities	$1,411,380,106	Market Approach Discounted Cash Flow	Recent Transaction Price Ownership % Market Multiple Interest rate Discount rate	N/A 45.00% 8.00x 11.25% - 12.50% 10.00%	N/A N/A N/A 11.87% 10.00%	Increase Increase Increase Decrease Decrease
Special Purpose Vehicles	$79,096,320	Market Approach Income approach	Recent transaction price Preferred Return	N/A 12.00%	N/A 12.00%	Increase Increase
Direct Equities	$5,614,288	Discounted Cash Flow Market Approach	Discount Rate Growth Rate Market Multiple Ownership % Discount Rate Loan Loss Reserve Market Multiple Market Valuation Ownership % Price Per Share Exercise Price	20.00% - 35.00% 3.00% 8.15x 1.95% 15.00% - 30.00% 6.00% 10.00x - 20.00x $17,500,000 - $50,000,000 1.33% - 2.82% $3.48 EUR 200	20.95% N/A N/A N/A 20.03% N/A 15.00x $29,497,721 2.27% $3.48 N/A	Decrease Increase Increase Increase Decrease Increase Increase Increase Increase Increase Increase
Warrants	$3,477,714	Market Approach	Agent Fee % Discount Rate Market Mutiple Market Valuation Ownership % Price Per Share	15.00% 15.00% - 25.00% 10.00x $18,885,500 0.57% - 12.50% $20.99	NA 20.00% 10.00x $18,885,000 12.07% $20.99	Decrease Decrease Increase Increase Increase Increase

(1)	Unobservable inputs were weighted by the fair value of the instruments as of fiscal year ended 4/30/2023

5. Derivative and Hedging Disclosure

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures and options contracts for the fiscal year ended April 30, 2023.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

5. Derivative and Hedging Disclosure (continued)

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2023, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Assets and Liabilities	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/depreciation on open futures contracts	Equity Contracts	$101,769	$(805,500)

The effects of derivative instruments on the Statement of Operations for the fiscal year ended April 30, 2023, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts
Foreign currency future contracts	$3,132,681
Total	$3,132,681

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Foreign currency future contracts	$(3,477,522)	$(3,477,522)
Total	$(3,477,522)	$(3,477,522)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2023, are as follows:

Derivative	Quarterly Average	Amount
Futures	Average Notional Value	$(95,220,139)

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The Fund currently offers one class of Shares: Institutional Class Shares. The Fund may offer additional classes of Shares in the future. The minimum initial investment in Institutional Class Shares by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below this minimum. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirement.

Institutional Class Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

6. Capital Stock (continued)

25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding Shares on the repurchase request deadline, the Fund shall repurchase the Shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the Shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 25, 2022	August 25, 2022	November 23, 2022	February 22, 2023
Repurchase Request Deadline	June 15, 2022	September 15, 2022	December 15, 2022	March 15, 2023
Repurchase Pricing Date	June 15, 2022	September 15, 2022	December 15, 2022	March 15, 2023

Net Asset Value as of Repurchase Offer Date
Institutional Class	$28.55	$28.71	$28.87	$29.08

Amount Repurchased
Institutional Class	$70,158,756	$29,142,166	$91,059,598	$86,852,721

Percentage of Outstanding Shares Repurchased
Institutional Class	3.56%	1.35%	3.88%	3.43%

7. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis, calculated daily and payable monthly in arrears, of the Fund’s “Managed Assets.” “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each month-end, subject to certain adjustments.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.45% of the average daily net assets of Institutional Class Shares (the “Expense Limit”).

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

7. Investment Management and Other Agreements (continued)

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation. The Expense Limitation and Reimbursement Agreement is in effect until October 31, 2024 and will automatically renew for consecutive one-year terms thereafter. This agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager. This agreement may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

The Fund has retained an administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Administrator. For the fiscal year ended April 30, 2023, the Fund’s allocated fees incurred for trustees and advisory board member are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Related Party Transactions

At April 30, 2023, the Investment Manager and its affiliates owned $10,280,136 (or 0.40% of net assets) of the Fund.

9. Federal Income Taxes

At April 30, 2023, gross unrealized appreciation and depreciation on investments and short securities, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,363,915,195
Gross unrealized appreciation	$160,393,620
Gross unrealized depreciation	(18,782,416)
Net unrealized appreciation on investments	$141,611,204

For federal income tax purposes, capital loss carry forwards are available to offset future capital gains. As of April 30, 2023 the Fund utilized $1,249,906 of capital loss carry forwards and did not defer any losses.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

9. Federal Income Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings
$ (2,288,240)	$ 2,288,240

As of October 31, 2022, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation on investments	137,473,552
Total distributable earnings	$137,473,552

The tax character of distributions paid during the tax years ended October 31, 2021 and October 31, 2022 were as follows:

	2022	2021
Distribution paid from:
Ordinary income	$92,619,801	$42,079,988
Net long-term capital gains	496,213	—
Return of capital	15,410,214	11,500,337
Total distributions paid	$108,526,228	$53,580,325

10. Investment Transactions

For the fiscal year ended April 30, 2023, purchases and sales of investments, excluding short-term investments, were $1,191,350,950 and $542,541,777, respectively.

11. Credit Facility

The Fund maintains a credit facility (the “Revolving Credit Facility” or “Facility”) with a maximum borrowing amount of up to $80,000,000. When in use, the Facility is secured by certain underlying investments of the Fund. The Facility bears an initial interest rate of 3.5% plus the then applicable 30-day average Secured Overnight Financing Rate (“SOFR”), which has a floor rate of 0.5%. The rate was 4.82% as of April 30, 2023. Interest and fees incurred for the fiscal year ended April 30, 2023 are disclosed in the accompanying Statement of Operations. The Facility matures on May 20, 2025. The maximum and average loan balance during the fiscal year ended April 30, 2023 was $40,000,000 and $27,500,000 (respectively) from June 22, 2022 through March 16, 2023. At April 30, 2023, the principal balance outstanding was $0.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

12. Reorganization Information

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Variant Alternative Income Fund, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers. Below is a breakout of assets, liabilities, and total net assets transferred as of the date of reorganization at the end of business September 28, 2018.

Assets:
Investments at Cost	$21,099,144
Investments at Value	21,406,197
Cash	3,424,801
Interest Accrued	387,807
Miscellaneous Assets	11,931
Total Assets	25,230,736
Liabilities:
Management Fees Payable	47,756
Other Payable	96,516
Total Liabilities	144,272
Net Assets:	$25,086,464

1,003,458.564 shares were issued with an initial NAV of $25.00.

13. Commitments

Senior credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of April 30, 2023, the Fund had unfunded loan commitments to senior credit facilities of $543,698,707.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2023:

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
ACM JEEVES CO-INVEST VEHICLE LLC(7)	Private LPs	$3,561,753	$1,742,857	None	N
Aero Capital Solutions Feeder Fund III, LP(2)	Private LPs	42,228,399	—	None	N
Aero Capital Solutions Fund II, LP(2)	Private LPs	40,720,829	—	None	N
Aero Capital Solutions Fund, LP(2)	Private LPs	1,563,238	656,479	None	N
American Rivers Fund, LLC(2)	Private LPs	27,503,529	—	Annually	Subject to a 3 year lock up period from initial funding Redemptions are permitted in December every year paid out 25% per quarter

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

13. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
ATALAYA EQUIPMENT LEASING FEEDER EVERGREEN LP(7)	Private LPs	$25,794,382	$9,625,000	Annually	After 36 months of lock up, each limited partner may provide written notice within 120 days to withdraw any portion of its capital account balance
Black Forest Structured Lending Fund(1)	Private LPs	5,300,525	3,709,994	None	N
BSRF Tax-Exempt LLC(7)	Private LPs	21,554,118	—	Quarterly	After 36 months of lock up, each limited partner may give a 180 day written notice to redeem any portion of its capital balance. Redemptions are subject to a cap of 20% of total partner interest during any rolling 12 month period
C L Levi Co-Invest, L.P.(6)	Private LPs	13,234,469	3,910,715	None	N
CAMPBELL OPPORTUNITY TIMBER FUND-A, L.P.(1)	Private LPs	746,995	—	None	N
Cirrix Investments, LLC(7)	SPVs	5,993,401	—	None	N
CoVenture - Amzn Credit Opportunities Fund LP(7)	Private LPs	30,559,502	4,426,280	Quarterly	At least a 90 day written notice to the general partner prior to each calendar quarter-end
CoVenture - Clearbanc Special Assets Fund LP(7)	SPVs	607,627	—	Quarterly	Subject to a 12 month lock up with 90 days written notice to the general partner
CoVenture - No1 Credit Opportunities Fund LLC(7)	Private LPs	1,011,533	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
CoVenture - No1 Credit Opportunities Fund LLC (A-2 Series)(7)	Private LPs	3,031,841	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
CoVenture - No1 Credit Opportunities Fund LLC (A-3 Series)(7)	Private LPs	7,570,697	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

13. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
CoVenture Credit Opportunities Partners Fund LP(7)	Private LPs	$20,236,408	$—	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period, with capital proceeds returned as and when they are realized. Withdrawal notification is 90 days
Crestline Portfolio Financing Fund II (US), L.P.(6)	Private LPs	1,888,629	3,384,251	None	N
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary(6)	Private LPs	632,610	576,902	None	N
Crestline Praeter, L.P. - Zoom(6)	Private LPs	3,596,083	1,440,594	None	N
DelGatto Diamond Fund QP, LP(7)	Private LPs	25,221,671	—	Monthly	Upon fully called committed capital, redemptions are permitted at the end of each calendar month with at least a 90 day notice. Any redemption made within 1 year of subscription is subject to a 5% early redemption penalty
EAJF ESQ FUND LP(3)	Private LPs	37,826,354	—	Quarterly	After 36 months of lock up, each limited partner may initiate a withdrawal as of the last business day of each calendar quarter. Notice of any withdrawal must be provided in writing at least 60 days prior to the withdrawal date to withdraw any portion of its capital account balance
Equal Access Justice Fund LP(3)	Private LPs	51,273,115	—	Quarterly	After 36 months of lock up, each limited partner may provide a written notice 60 days prior to each calendar quarter-end to withdraw any portion of it’s capital account balance
Hudson Transport Real Asset Fund LP(2)	Private LPs	1,219,571	—	Quarterly	Subject to a 2 year lock up period. Subsequently, can submit a withdrawal of interest form effective as of the last day of any calendar quarter upon not less than 90 days prior written notice. Request must be greater than $100k. However, the GP of the Fund may designate additional withdrawal dates or reduce notice periods at its sole discretion
ITE Rail Fund, L.P.(2)	Private LPs	13,687,223	11,544,458	Annually	Subject to a 1 year lock up period from capital contribution date, a limited partner may give a 90 day written notice to withdraw any portion of its capital balance

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

13. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Lendable SPC (behalf of Segregated Investment Vehicle 1)(7)	SPVs	$98,333,364	$—	None	N
MEP Capital II, L.P.(8)	Private LPs	8,362,918	426,235	None	N
MEP Capital II, L.P. - Co-investment Sound Royalties(8)	Private LPs	2,489,675	—	None	N
MEP Capital III, L.P.(8)	Private LPs	20,341,647	5,306,119	None	N
MEP Capital III, L.P. - Co-investment CultureWorks(8)	Private LPs	2,207,053	—	None	N
MEP Capital III, L.P. - NGL(8)	Private LPs	8,001,939	—	None	N
Monticello Funding, LLC Series BTH 48(4)	SPVs	2,281,297	—	None	N
Monticello Funding, LLC Series BTH 49(4)	SPVs	867,511	118,421	None	N
Monticello Funding, LLC Series BTH 54(4)	SPVs	2,084,752	—	None	N
Monticello Funding, LLC Series BTH 55(4)	SPVs	2,589,354	—	None	N
Monticello Funding, LLC Series BTH 56(4)	SPVs	7,222,930	—	None	N
Monticello Structured Products, LLC Series SH-52(4)	SPVs	1,578,319	711,340	None	N
Monticello Structured Products, LLC Series SH-62(4)	SPVs	837,367	—	None	N
Montreux Healthcare Fund PLC(5)	Private LPs	76,291,935	—	Quarterly	180 Business Days’ prior written notice is required for a quarterly Valuation Day, such quarters being 31 March, 30 June, 30 September and 31 December. Quarterly redemptions representing more than 10% of a Shareholder’s holding will require not less than 12 months’ notice.
North Haven Offshore Infrastructure Partners A LP(1)	Private LPs	1,526,882	544,827	None	N
Oak Harbor Capital NPL VII, LLC(4)	Private LPs	9,494,753	—	None	N
OHP II LP Class B(7)	Private LPs	1,463,364	—	None	N
OHPC LP(7)	Private LPs	11,384,119	—	Quarterly	Withdraw all or any portion of its capital account attributable to a particular capital contribution as of the last day of each calendar quarter that is on or after the expiration of the lock-up period. The lock-up-period is the first anniversary of such capital contribution
PHX Industrial Portfolio AMP SPV, LLC	SPVs	10,901,720	—	None	N

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

13. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Prime Storage Fund II (Cayman), LP(5)	Private LPs	$1,649,695	$—	None	N
PSC US BADGER LLC(7)	SPVs	15,916,880	7,364,012	None	N
PWP Asset Based Income ASP Fund(1)	Private LPs	931,164	—	None	N
RIVER HORSE HOLDINGS II LP(6)	Private LPs	4,032,000	—	None	N
RIVONIA ROAD FUND LP(7)	Private LPs	10,650,207	—	Bi-Annually	After 18 months of lock up, each limited partner may give a 90 day written notice to redeem any portion of its capital balance. Redemptions are subject to a cap of 25% of total partner interest
Round Hill Music Carlin Coinvest, LP(8)	SPVs	1,243,100	—	None	N
Series 4 -Virage Capital Partners LP(3)	Private LPs	1,682,504	—	None	N
Series 6 - Virage Capital Partners LP(3)	Private LPs	21,479,377	—	None	N
Setpoint Residential Fintech Fund LP(4)	Private LPs	14,300,330	2,369,786	None	N
Silverview Special Situations Lending Onshore Fund LP(7)	Private LPs	7,352,116	2,975,000	None	N
Sound Point Discovery Fund LLC(7)	Private LPs	10,379,752	—	Quarterly	A written notice to the fund administrator at least 60 days prior to the last business day of each calendar quarter
SP TECHNOLOGY PAYMENTS II, LLC(7)	Private LPs	4,588,099	520,000	Quarterly	A written notice to the fund administrator at least 60 days prior to the last business day of each calendar quarter
Taiga Special Opportunities LP(1)	Private LPs	18,954,866	—	None	N
Thor Urban Property Fund II, Inc.(1)	Private LPs	296,699	2,228,330	None	N
Turning Rock Fund I LP(7)	Private LPs	5,551,773	2,175,909	None	N
Turning Rock Fund II LP(7)	Private LPs	14,742,375	5,866,974	None	N
Upper90 Fund III, LP(7)	Private LPs	944,654	9,022,298	None	N
Virage Recovery	Private LPs	23,278,198	—	None	N
YS Law Firm Financing VII.	SPVs	351,197	—	None	N
Total		$813,150,387	$80,646,781

[1]	Private partnerships that are secondaries positions. These investments are purchased in the secondary market of a limited partner’s interest in a private credit fund from the primary owner.

[2]

Private partnerships in transportation finance. These partnerships provide financing of transportation assets (aircraft, ships, railcars, trucking, or shipping containers) through equity and/or debt investments.

[3]

Private partnerships and special purpose vehicles in litigation finance. These strategies consists of loans to law firms backed by the expected value of contingency fees received from future case settlements.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2023 (continued)

13. Commitments (continued)

[4]	Real estate debt private partnerships. These are extensions of new debt backed by real estate assets or the purchase of existing loans backed by residential or commercial real estate assets.

[5]	Real estate equity partnerships that consists of equity investments backed by commercial real estate.

[6]	Private partnerships that are in portfolio finance, a special scenario where a loan to the borrower is collateralized by all of the assets in a private investment vehicle.

[7]

Private partnerships or credit facilities that are in specialty finance investments. Such partnerships invests in institutional loan to a non-bank, private lender, which uses the capital to make loans in their particular vertical.

[8]

Private partnerships and special purpose vehicles that invests in and/or purchases royalties. These royalties are the financial claim to the revenue generated from an asset such as the usage of copyrighted music, licensing payments on intellectual property, or oil and gas production.

14. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements except for the following:

The Fund commenced a repurchase offer on May 25, 2023 as follows:

Repurchase Offer
Commencement Date	May 25, 2023
Repurchase Request Deadline	June 15, 2023
Repurchase Pricing Date	June 15, 2023

Net Asset Value as of Repurchase Offer Date
Institutional Class	$28.72

Amount Repurchased
Institutional Class	$93,632,496

Percentage of Outstanding Shares Repurchased
Institutional Class	3.39%

Variant Alternative Income Fund

Fund Management
April 30, 2023 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information as of April 30, 2023 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman since May 2019; Trustee since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Advisory Board Member	Since December 2018	Managing Director, Veritable LP (investment advisory firm) (2016-Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios)(registered investment company).

Variant Alternative Income Fund

Fund Management
April 30, 2023 (Unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present). President, Investment Managers Series Trust II (registered investment company) (2013-Present); Treasurer, American Independence Funds Trust (registered investment company) (2016-2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010-2015).	17	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017-Present); Director of Fixed Income, CTC myCFO (2010-2016).	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017-Present); Chief Investment Strategist, CTC myCFO (2006-2016).	N/A	N/A

Variant Alternative Income Fund

Fund Management
April 30, 2023 (Unaudited) (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018)

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Corbin Multi-Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Real Assets Fund, First Trust Private Credit Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, The Optima Dynamic Alternatives Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Hedged Strategies Fund, and Pender Real Estate Credit Fund.

**	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Variant Alternative Income Fund

Other Information
April 30, 2023 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-877-770-7717 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as exhibit to its report on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Variant Alternative Income Fund

Other Information
April 30, 2023 (Unaudited) (continued)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-770-7717.

Variant Alternative Income Fund

Other Information
April 30, 2023 (Unaudited) (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account ■ provide account information

■ give us your contact information

■ make a wire transfer

■ tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ sharing for affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $225,000 for 2022 and $245,000 for 2023.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,000 for 2022 and $9,000 for 2023.

All Other Fees

(d) The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.The nature of these services were for the review and release of consents for the 2023 N-2 filings.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period May 1, 2022 through April 30, 2023 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year ended April 30, 2023 of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 (a) of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures

For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Portfolio Managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Variant Investments LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of Variant Alternative Income Fund (the “Fund”) as of April, 30, 2023:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2017-Present)	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Alternative Income Fund, for which the personnel of the Investment Manager are primarily responsible for the day-to-day portfolio management as of April 30, 2023:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	$0	$0	$0	1 account $6.575 Million	$0	$0
Curt Fintel	$0	$0	$0	1 account $6.575 Million	$0	$0
J.B. Hayes	$0	$0	$0	1 account $6.575 Million	$0	$0

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Manager have individually adopted codes of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

(a)(3) Compensation Structure of Portfolio Manager

As of April 30, 2023, total compensation paid to each Portfolio Manager includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager's business as a whole. These individuals will also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other officers of the Investment Manager. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Robert W. Elsasser	$100,001 - $500,000
Curt Fintel	Over $1,000,000
J.B. Hayes	$500,001 - $1,000,000

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Alternative Income Fund

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 7, 2023

By (Signature and Title)*	/s/Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)

Date	July 7, 2023

* Print the name and title of each signing officer under his or her signature.